UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026
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HMH Holding Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-43221	99-2746883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 North Sam Houston Parkway East, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 449-2000
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	HMH	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 5, 2026, HMH Holding Inc. issued a news release reporting its results for the second quarter of 2026. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibit
99.1    News Release of HMH Holding Inc., dated August 5, 2026.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMH HOLDING INC.

Date: August 5, 2026	By:	/s/ Dwight W. Rettig
	Name:	Dwight W. Rettig
	Title:	Chief Administration Officer, General Counsel and Corporate Secretary